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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 31, 1997
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                        (Date of earliest event reported)


                         Hawthorne Financial Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                      0-1100                  95-2085671
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       (State or other           (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)



2381 Rosecrans Avenue, El Segundo, California                      90245
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(Address of principal executive offices)                         (Zip Code)


                                 (310) 725-5000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5. OTHER EVENTS

        On January 5, 1998 and January 23, 1998, Hawthorne Financial Corporation issued the press releases which are included as Exhibits 99(a) and 99(b) hereto, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    The following exhibit is included with this Report:

               Exhibit 99(a) Press Release, dated January 5, 1998
               Exhibit 99(b) Press Release, dated January 23, 1998


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HAWTHORNE FINANCIAL CORPORATION



                                 By:/s/ Scott A. Braly
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                                    Name:  Scott A. Braly
                                    Title: President and Chief Executive Officer

                                 Date: January 26, 1998


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